SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: August 10, 2000


                     THE OHIO & SOUTHWESTERN ENERGY COMPANY
                     --------------------------------------
             (Exact name of registrant as specified in its charter)




    Colorado                   33-28188                      84-1116458
-----------------              -----------                  -----------
(State or other                (Commission                  (IRS Employer
jurisdiction of                File Number)                 Identification No.)
incorporation)

NEW ADDRESS:

7535 E. Hampden Ave., Ste. 600, Denver, CO    80231
------------------------------------------    -----
(Registered Office)                         (Zip Code)


450-650 West Georgia Street, Vancouver, B.C., Canada      V6B 4N8
----------------------------------------------------      -------

Registrant's telephone number, including area code: (605) 684-8662

Item 1.           Changes in Control of Registrant

                  None.

Item 2.           Acquisition or Disposition of Assets

                  On July 31, 2000, the Company entered into a definitive agreement with CanArab Technology Limited, a Yukon corporation, to acquire 100% of the common stock of CanArab Technology for 5,280,907 shares of common stock of the Company. CanArab Technology recently entered into a Letter of Agreement to acquire 40% of Strategic Profits, Inc. (SPI), a Canadian British Columbia company, and has an option to purchase an additional 35% of the outstanding common stock of Strategic Profits, Inc. By issuance of 2,400,000 shares conditioned upon CanArab providing $200,000 in capital by November 30, 2000. The Letter of Agreement will be null and void if CanArab fails to fund $200,000 in capital by November 30,2000.

                  Formed in 1998, SPI partnered with Industry Canada, Royal Bank of Canada, GE Capital IT solutions, and Open Market to launch Communitystorefronts.com, as a marketplace for shopping and fundraising securely on line. SPI was approached to supply a business model, training and software licenses for over 300 small to mid-sized businesses (SMEs) not-for- profit (NPO), and registered charitable organizations in Canada. As of May 1, 1999 Communitystorefronts.com is a fully commercialized e-commerce solution and one of Royal Bank of Canada's Internet Commerce solutions providers. SPI has completed the switch of over 180 online merchants, into HP Verifone's Internet payment solution.

                  Currently, SPI offers a full service for small to mid-sized businesses, not-for- profits and charities. SPI provides on-line educational training, web hosting, web design, database development, shopping cart/secure CGI order form solutions, Internet marketing strategies, digital certificates and virtually everything else that is required to help merchants, not-for-profit and registered charities go on-line and achieve their goals.

                  SPI's mission is to provide outstanding customer service, high quality turnkey and customized e-commerce solutions at affordable prices to SMEs, NPOs, government institutions and registered charitable organizations globally. Furthermore, SPI provides and e-commerce training and skills for the creation of online commerce. SPI creates partnerships globally with key leaders in e- commerce; banks, software developers, telecoms and educational curriculum providers, to provide customer service packages.

                  The Letter of Agreement with SPI contemplates that the Company will raise $2,400,000 (CDN) to fund operations in the first year. Sources of the capital have not been obtained or committed. Certain of the shares (2,675,000) are to be held in escrow subject to the Company's repurchase option @ $.01 per share, in the event that revenue projections are not achieved as set forth in the Agreement.

                  There are numerous  conditions to the closing which are yet to
                  be  fulfilled,   and  the  Company   cannot  assure  that  the
                  acquisition will be closed.

Item 3.           Bankruptcy or Receivership

                  None.

Item 4.           Changes in Registrants Certifying Accountant

                  None.


Item 5.           Other Events

                  None.


Item 6.           Resignation of Directors and Appointment of New Directors

                  None.

Item 7.          Financial Statements, Pro Forma Financial Statements & Exhibits

         a.       Financial Statements - None

         b.       Exhibits

                  10.1     Agreement and Plan of Reorganization
                  10.2     Letter of Agreement

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 10, 2000                     The Ohio & Southwestern Energy Company



                                          By: /s/ Ralph Shearing
                                              ----------------------------------
                                              Ralph Shearing, President

                                  EXHIBIT 10.2

                      Agreement and Plan of Reorganization

                                  by and among

                           CANARAB TECHNOLOGY LIMITED

                               a Yukon corporation
                                       and

                     THE OHIO & SOUTHWESTERN ENERGY COMPANY

                             a Colorado corporation

                              dated: July 31, 2000

                      AGREEMENT AND PLAN OF REORGANIZATION

                           CANARAB TECHNOLOGY LIMITED

                                       and

                     THE OHIO & SOUTHWESTERN ENERGY COMPANY

         This Agreement and Plan of Reorganization ("Agreement"), dated as of July ___, 2000, among CANARAB TECHNOLOGY LIMITED ("CAT"), a Yukon Corporation, THE OHIO & SOUTHWESTERN ENERGY COMPANY ("OSWE"), a Colorado Corporation, and the shareholders of CANARAB TECHNOLOGY LIMITED ("CAT Shareholders") who will join this agreement by execution.

                              W I T N E S S E T H:

     A. WHEREAS, CAT and OSWE are corporations duly organized under the laws of the State of Yukon and Colorado, respectively.

         B. Plan of Reorganization. The CAT Shareholders are the owners of all of the issued and outstanding common stock of CAT. It is the intention that all of the issued and outstanding stock of CAT shall be acquired by OSWE in exchange solely for its voting stock. For federal income tax purposes it is intended that this exchange shall qualify as a reorganization within the meaning of SEC 368
(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the "Code").

         C. Exchange of Shares. OSWE and the CAT Shareholders agree that all of the common shares issued and outstanding of CAT shall be exchanged with OSWE for 5,280,907 shares of the common stock of OSWE. The pro rata numbers of the OSWE shares, on the closing date, shall be delivered to the individual shareholders in exchange for their CAT shares as hereinafter set forth.

         D. WHEREAS, the parties hereto wish to enter into this Agreement, pursuant to the provisions of the Colorado Statutes.

         NOW, THEREFORE, it is agreed among the parties as follows:

                                    ARTICLE I

                                The Consideration

         1.1 Subject to the conditions set forth herein on the "Effective Date" (as herein defined), Shareholders of CAT shall exchange all of their shares of CAT for 5,280,907 common shares of OSWE common stock. The transactions contemplated by this Agreement shall be completed at a closing ("Closing") on a closing date ("Closing Date") which shall be 90 days after date hereof.

         On the Closing Date, all of the documents to be furnished to OSWE and CAT, including the documents to be furnished pursuant to Article VII of this Agreement, shall be delivered to M.A. Littman, to be held in escrow until the Effective Date or the date of termination of this Agreement, whichever first occurs, and thereafter shall be promptly distributed to the parties as their interests may appear.

         1.2 At the Effective Date, CAT shall become a wholly owned subsidiary of OSWE. CAT's shareholders shall receive pro rata shares of $.0001 par value voting common stock as follows:

          OSWE shall issue 5,280,907 of its shares of common stock for 100% of the outstanding common shares of CAT, pro rata to the shareholders of CAT.

         1.3 If this Agreement is duly adopted by the holders of the requisite number of shares of Canarab, in accordance with the applicable laws and subject to the other provisions hereof, such documents as may be required by law to accomplish the Agreement shall be filed as required by law to effectuate same, and it shall become effective. The time of filing the last document required by law shall be the Effective Date for the Agreement. For accounting purposes, the Agreement shall be effective as of 12:01 a.m., on the last day of the month preceding the Effective Date.

         1.4 Within 30 days after the signing of this Agreement, OSWE shall pay $20,000 to Canarab to cover expenses of the transaction incurred by Canarab.

                                   ARTICLE II

                         Issuance and Exchange of Shares

         2.1 The shares of $.0001 par value common stock of OSWE shall be issued by it to CAT shareholders at closing.

         2.2 OSWE represents that no outstanding options or warrants for its unissued shares exist. All preferred stock of OSWE due for redemption as of the date hereof shall have been redeemed as of closing date, if any.

         2.3 The stock transfer books of CAT shall be closed on the Effective Date, and thereafter no transfers of the stock of CAT shall be made. CAT shall appoint an exchange agent ("Exchange Agent"), to accept surrender of the certificates representing the common shares of CAT, and to deliver in exchange for such surrendered certificates, shares of common stock of OSWE. The authorization of the Exchange Agent may be terminated by OSWE after six months following the Effective Date. Upon termination of such authorization, any shares of CAT and any funds held by the Exchange Agent for payment to CAT shareholders pursuant to this Agreement shall be transferred to OSWE or its designated agent who shall thereafter perform the obligations of the Exchange Agent. If outstanding certificates for shares of CAT are not surrendered or the payment for them not claimed prior to such date on which such payments would otherwise escheat to or become the property of any governmental unit or agency, the unclaimed items shall, to the extent permitted by abandoned property and other applicable law, become the property of OSWE (and to the extent not in its possession shall be paid over to it), free and clear of all claims or interest of any persons previously entitled to such items. Notwithstanding the foregoing, neither the Exchange Agent nor any party to this Agreement shall be liable to any holder of CAT shares for any amount paid to any governmental unit or agency having jurisdiction of such unclaimed item pursuant to the abandoned property or other applicable law of such jurisdiction.

         2.4 No fractional shares of OSWE stock shall be issued as a result of the Agreement. Shares shall be rounded to nearest whole share.

         2.5 At the Effective Date, each holder of a certificate or certificates representing common shares of CAT, upon presentation and surrender of such certificate or certificates to the Exchange Agent, shall be entitled to receive the consideration set forth herein, except that holders of those shares as to which dissenters' rights shall have been asserted and perfected pursuant to Yukon law shall not be converted into shares of OSWE common stock, but shall represent only such dissenters' rights. Upon such presentation, surrender, and exchange as provided in this Section 2.5, certificates representing shares of CAT previously held shall be canceled. Until so presented and surrendered, each certificate or certificates which represented issued and outstanding shares of CAT at the Effective Date shall be deemed for all purposes to evidence the right to receive the consideration set forth in Section 1.2 of this Agreement. If the certificates representing shares of CAT have been lost, stolen, mutilated or destroyed, the Exchange Agent shall require the submission of an indemnity agreement and may require the submission of a bond in lieu of such certificate.

                                   ARTICLE III

                           Representations, Warranties
                     and Covenants of CAT Technology Limited

         No representations or warranties are made by any director, officer, employee or shareholder of CAT as individuals, except as and to the extent stated in this Agreement or in a separate written statement (the "CAT Disclosure Statement"), if any. CAT hereby represents, warrants and covenants to OSWE except as stated in the CAT Disclosure Statement, as follows:

         3.1 CAT is a corporation duly organized, validly existing and in good standing under the laws of the State of Yukon, and has the corporate power and authority to own or lease its properties and to carry on its business as it is now being conducted. The Articles of Incorporation and Bylaws of CAT are complete and accurate, and the minute books of CAT contain a record, which is complete and accurate in all material respects, of all meetings, and all corporate actions of the shareholders and board of directors of CAT.

         3.2 The aggregate number of shares which CAT is authorized to issue is an unlimited number of Class A shares of common stock with no par value of which 100 shares issued and outstanding on or before the Effective Date Canarab will cause 9,750,000 common shares to be surrendered to the Canarab Treasury or cancelled such that at the Effective Date Canarab will have only 5,280,907 issued and outstanding common shares.

         3.3 CAT has complete and unrestricted power to enter into and, upon the appropriate approvals as required by law, to consummate the transactions contemplated by this Agreement.

         3.4 Neither the making of nor the compliance with the terms and provisions of this Agreement and consummation of the transactions contemplated herein by CAT will conflict with or result in a breach or violation of the Articles of Incorporation or Bylaws of CAT.

         3.5 The execution, delivery and performance of this Agreement has been duly authorized and approved by CAT'S Board of Directors.

         3.6 CAT will deliver to OSWE consolidated audited financial statements of CAT, as of June 30, 2000, within 60 days. All such statements, herein sometimes called "CAT Financial Statements," are complete and correct in all material respects and, together with the notes to these financial statements, present fairly the financial position and results of operations of CAT for the periods included. The said statements will have been prepared in accordance with generally accepted accounting principles.

         3.7 Since the dates of the CAT Financial Statements, there have not been any material adverse changes in the business or condition, financial or otherwise of CAT.

         3.8 There are no legal proceedings or regulatory proceedings involving material claims pending, or to the knowledge of the officers of CAT, threatened against CAT or affecting any of its assets or properties, and CAT is not in any material breach or violation of or default under any contract or instrument to which CAT is a party, and no event has occurred which with the lapse of time or action by a third party could result in a material breach or violation of or default by CAT under any contract or other instrument to which CAT is a party or by which it or any of its properties may be bound or affected, or under its respective Articles of Incorporation or Bylaws, nor is there any court or regulatory order pending, applicable to CAT.

         3.9 All liability of CAT has been properly provided for and is adequate to comply with all regulatory requirements regarding same.

         3.10 The representations and warranties of CAT shall be true and correct as of the date hereof and as of the Effective Date.

         3.11 CAT has no employee benefit plan, including non-qualified stock awards, options, and consulting fees for independent contractors.

         3.12 No representation or warranty by CAT in this Agreement, the CAT Disclosure Statement or any certificate delivered pursuant hereto contains any untrue statement of a material fact or omits to state any material fact necessary to make such representation or warranty not misleading.

         3.13 Intellectual Property. All trade names, inventions, discoveries, ideas, research, engineering, methods, practices, processes, systems, formulae, designs, drawings, products, projects, improvements, developments, know-how, and trade secrets which are used in the conduct of CAT'S business, whether registered or unregistered (collectively the "Proprietary Rights") are owned by CAT. To the knowledge of each Seller and CAT, CAT created or developed such Proprietary Rights and such Proprietary Rights are not subject to any restriction, lien, encumbrance, right, title or interest in others. All of the foregoing Proprietary Rights that are not in the public domain stand solely in the name of CAT and not in the name of any shareholder, director, officer, agent, partner or employee or anyone else known to any Seller or CAT and none of the same have any right, title, interest, restriction, lien or encumbrance therein or thereon or thereto. To the knowledge of each Seller and CAT, CAT'S ownership and use of the Proprietary Rights do not and will not infringe upon, conflict with or violate in any material respect any patent, copyright, trade secret or other lawful proprietary right of any other party, and no claim is pending or, to the knowledge of any Seller or CAT, threatened to the effect that the operations of CAT infringe upon or conflict with the asserted rights of any other person under any of the Proprietary Rights, and to the knowledge of each Seller and CAT there is no reasonable basis for any such claim (whether or not pending or threatened). No claim is pending, or to the knowledge of each Seller and CAT, threatened to the effect that any such Proprietary Rights owned or licensed by CAT, or which CAT otherwise has the right to use, is invalid or unenforceable by CAT and there is no reasonable basis for any such claim (whether or not pending or threatened). CAT has not granted or assigned to any other person or entity any right to manufacture, have manufactured, assemble or sell the products or proposed products or to provide the services or proposed services of Seller.

     3.14 a. Liens.  Except as disclosed on Schedule 3.14(a),  no one other than
Seller  has  any  right,  title,  interest,   lien,  claim,  security  interest,
restriction or encumbrance in, on or to CAT'S assets.

     b. Material Contracts. Other than as disclosed on Schedule 3.14(b), Seller does not have any material obligation, contract, agreement, lease, sublease, commitment or understanding of any kind, nature or description, oral or written, fixed or contingent due or to become due, existing or inchoate.

                  c. No Undisclosed Liabilities.  CAT does not have any material liabilities or obligations, including, without limitation, contingent liabilities for the performance of any obligation, except for (i) liabilities or obligations which are disclosed or fully provided for in CAT'S Financial Statements, (ii) liabilities or obligations disclosed in this Agreement or in any Schedules to this Agreement, and (iii) liabilities not in excess of $20,000 in the aggregate.

                  d. Environmental  Matters.  (i) CAT has not received notice of any violation of or investigation relating to any environmental or pollution law, regulation, or ordinance with respect to assets now or previously owned or operated by CAT that has not been fully and finally resolved; (ii) All permits, licenses and other authorizations which are required under United States, federal, state, provincial and local laws with respect to pollution or protection of the environment ("Environmental Laws") relating to assets now owned or operated by CAT or any of its subsidiaries, including Environmental Laws relating to actual or threatened emissions, discharges or releases of pollutants, contaminants or hazardous or toxic materials or wastes ("Pollutants"), have been obtained and are effective, and, with respect to assets previously owned or operated by CAT, were obtained and were effective during the time of CAT'S operation; (iii) To the knowledge of CAT, no conditions exist on, in or about the properties now or previously owned or operated by CAT or any third-party properties to which any Pollutants generated by CAT were sent or released that could give rise on the part of CAT to liability under any Environmental Laws, claims by third parties under Environmental Laws or under common law or the occurrence of costs to avoid any such liability or claim; and
(iv) to the knowledge of CAT, all operators of CAT'S assets are in compliance with all terms and conditions of such Environmental Laws, permits, licenses and authorizations, and are also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in such laws or contained in any regulation, code, plan, order, decree, judgment, notice or demand letter issued, entered, promulgated or approved thereunder, relating to CAT'S assets.

                                   ARTICLE IV

                  Representations, Warranties and Covenants of
                     The Ohio & Southwestern Energy Company

         No representations or warranties are made by any director, officer, employee or shareholder of OSWE as individuals, except as and to the extent stated in this Agreement or in a separate written statement.

         OSWE hereby represents, warrants and covenants to CAT, except as stated in the OSWE Disclosure Statement, as follows:

         4.1 OSWE is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado, and has the corporate power and authority to own or lease its properties and to carry on its business as it is now being conducted. The Articles of Incorporation and Bylaws of OSWE, copies of which have been delivered to CAT, are complete and accurate, and the minute books of OSWE contain a record, which is complete and accurate in all material respects, of all meetings, and all corporate actions of the shareholders and Board of Directors of OSWE.

         4.2 The aggregate number of shares which OSWE is authorized to issue is 300,000,000 shares of common stock with a par value of $.0001 per share, of which 9,736,695 shares of such common stock will be issued and outstanding, fully paid and non-assessable, prior to closing under this agreement. OSWE has no outstanding options, warrants or other rights to purchase, or subscribe to, or securities convertible into or exchangeable for any shares of capital stock. No preferred stock of OSWE is outstanding.

         4.3 OSWE has complete and unrestricted power to enter into and, upon the appropriate approvals as required by law, to consummate the transactions contemplated by this Agreement.

         4.4 Neither the making of nor the compliance with the terms and provisions of this Agreement and consummation of the transactions contemplated herein by OSWE will conflict with or result in a breach or violation of the Articles of Incorporation or Bylaws of OSWE.

         4.5 The execution of this Agreement has been duly authorized and approved by the OSWE's Board of Directors.

         4.6 OSWE has delivered to CAT financial statements of OSWE dated December 31, 1999. All such statements, herein sometimes called "OSWE Financial Statements" are (and will be) complete and correct in all material respects and, together with the notes to these financial statements, present fairly the financial position and results of operations of OSWE of the periods indicated. All statements of OSWE will have been prepared in accordance with generally accepted accounting principles.

         4.7 Since the dates of the OSWE Financial Statements, there have not been any material adverse changes in the business or condition, financial or otherwise, of OSWE. OSWE does not have any material liabilities or obligations, secured or unsecured except as shown on updated financials (whether accrued, absolute, contingent or otherwise).

         4.8 OSWE has delivered to CAT a list and description of all pending legal proceedings involving OSWE, none of which will materially adversely affect them, and, except for these proceedings, there are no legal proceedings or regulatory proceedings involving material claims pending, or, to the knowledge of the officers of OSWE, threatened against OSWE or affecting any of its assets or properties, and OSWE is not in any material breach or violation of or default under any contract or instrument to which OSWE is a party, and no event has occurred which with the lapse of time or action by a third party could result in a material breach or violation of or default by OSWE under any contract or other instrument to which OSWE is a party or by which they or any of their respective properties may be bound or affected, or under their respective Articles of Incorporation or Bylaws, nor is there any court or regulatory order pending, applicable to OSWE.

         4.9 OSWE shall not enter into or consummate any transactions prior to the Effective Date other than in the ordinary course of business and will pay no dividend, or increase the compensation of officers and will not enter into any agreement or transaction which would adversely affect its financial condition.

         4.10 OSWE is not a party to any contract performable in the future except its land lease obligation which will not adversely affect it.

         4.11 The representations and warranties of OSWE shall be true and correct as of the date hereof and as of the Effective Date.

         4.12 OSWE has delivered, or will deliver within two weeks of the date of this Agreement, to CAT, all of its corporate books and records for review, true and correct copies of OSWE tax return since 1996, if any. OSWE will also deliver to CAT on or before the Closing Date any reports relating to the financial and business condition of OSWE which occur after the date of this Agreement and any other reports sent generally to its shareholders after the date of this Agreement.

         4.13  OSWE has no employee benefit plan in effect at this time.

         4.14 No representation or warranty by OSWE in this Agreement, the OSWE Disclosure Statement or any certificate delivered pursuant hereto contains any untrue statement of a material fact or omits to state any material fact necessary to make such representation or warranty not misleading.

         4.15 OSWE agrees that all rights to indemnification now existing in favor of the employees, agents, directors or officers of CAT and its subsidiaries, as provided in the Articles of Incorporation or Bylaws or otherwise in effect on the date hereof shall survive the transactions contemplated hereby in accordance with their terms, and OSWE expressly assumes such indemnification obligations of CAT.

                                    ARTICLE V

              Obligations of the Parties Pending the Effective Date

         5.1 This Agreement shall be duly submitted to the shareholders of CAT for the purpose of considering and acting upon this Agreement in the manner required by law at a meeting of shareholders on a date selected by CAT, such date to be the earliest practicable date. The Board of Directors of CAT, subject to its fiduciary obligations to shareholders, shall use its best efforts to obtain the requisite approval of CAT shareholders of this Agreement and the transactions contemplated herein. CAT and OSWE shall take all reasonable and necessary steps and actions to comply with and to secure CAT shareholder approval of this Agreement and regulations of such states.

         5.2 At all times prior to the Effective Date during regular business hours, each party will permit the other to examine its books and records and the books and records of its subsidiaries and will furnish copies thereof on request. It is recognized that, during the performance of this Agreement, each party may provide the other parties with information which is confidential or proprietary information. During the term of this Agreement, and for four years following the termination of this Agreement, the recipient of such information shall protect such information from disclosure to persons, other than members of its own or affiliated organizations and its professional advisers, in the same manner as it protects its own confidential or proprietary information from unauthorized disclosure, and not use such information to the competitive detriment of the disclosing party. In addition, if this Agreement is terminated for any reason, each party shall promptly return or cause to be returned all documents or other written records of such confidential or proprietary information, together with all copies of such writings and, in addition, shall either furnish or cause to be furnished, or shall destroy, or shall maintain with such standard of care as is exercised with respect to its own confidential or proprietary information, all copies of all documents or other written records developed or prepared by such party on the basis of such confidential or proprietary information. No information shall be considered confidential or proprietary if it is (a) information already in the possession of the party to whom disclosure is made, (b) information acquired by the party to whom the disclosure is made from other sources, or (c) information in the public domain or generally available to interested persons or which at a later date passes into the public domain or becomes available to the party to whom disclosure is made without any wrongdoing by the party to whom the disclosure is made.

         5.3 OSWE and CAT shall promptly provide each other with information as to any significant developments in the performance of this Agreement, and shall promptly notify the other if it discovers that any of its representations, warranties and covenants contained in this Agreement or in any document delivered in connection with this Agreement was not true and correct in all material respects or became untrue or incorrect in any material respect.

         5.4 All parties to this Agreement shall take all such action as may be reasonably necessary and appropriate and shall use their best efforts in order to consummate the transactions contemplated hereby as promptly as practicable.

                                   ARTICLE VI

                               Procedure Exchange

         6.1 At the Effective Date, the exchange shall be effected as set forth in Colorado Laws with common stock certificates of OSWE being exchanged for CAT common stock certificates as and when submitted to the transfer agent.

                                   ARTICLE VII

                           Conditions Precedent to the
                          Consummation of the Exchange

         The following are conditions precedent to the consummation of the Agreement on or before the Effective Date:

         7.1 CAT shall have performed and complied with all of its respective obligations hereunder which are to be complied with or performed on or before the Effective Date and OSWE and CAT shall provide one another at the Closing with a certificate to the effect that such party has performed each of the acts and undertakings required to be performed by it on or before the Closing Date pursuant to the terms of this Agreement.

         7.2 This Agreement, the transactions contemplated herein shall have been duly and validly authorized, approved and adopted, at meetings of the shareholders of CAT duly and properly called for such purpose in accordance with the applicable laws.

         7.3 No action, suit or proceeding shall have been instituted or shall have been threatened before any court or other governmental body or by any public authority to restrain, enjoin or prohibit the transactions contemplated herein, or which might subject any of the parties hereto or their directors or officers to any material liability, fine, forfeiture or penalty on the grounds that the transactions contemplated hereby, the parties hereto or their directors or officers, have violated any applicable law or regulation or have otherwise acted improperly in connection with the transactions contemplated hereby, and the parties hereto have been advised by counsel that, in the opinion of such counsel, such action, suit or proceeding raises substantial questions of law or fact which could reasonably be decided adversely to any party hereto or its directors or officers.

         7.4 All actions, proceedings, instruments and documents required to carry out this Agreement and the transactions contemplated hereby and the form and substance of all legal proceedings and related matters shall have been approved by counsel for CAT and OSWE.

         7.5 The representations and warranties made by CAT and OSWE in this Agreement shall be true as though such representations and warranties had been made or given on and as of the Effective Date, except to the extent that such representations and warranties may be untrue on and as of the Effective Date because of (1) changes caused by transactions suggested or approved in writing by CAT or (2) events or changes (which shall not, in the aggregate, have materially and adversely affected the business, assets, or financial condition of OSWE or CAT during or arising after the date of this Agreement.)

         7.6  CAT shall have furnished OSWE with:

                    (1) a certified copy of a resolution or resolutions duly adopted by the Board of Directors of CAT approving this Agreement and the transactions contemplated by it and directing the submission thereof to a vote of the shareholders of CAT;

                    (2) a certified copy of a resolution or resolutions duly adopted by a majority of all of the classes of outstanding shares of CAT capital stock approving this Agreement and the transactions contemplated by it;

                    (3) an agreement from each "affiliate" of CAT as defined in the rules adopted under the Securities Act of 1933, as amended, to the effect that (a) the affiliate is familiar with SEC Rules 144 and 145; (b) none of the shares of OSWE common stock will be transferred by or through the affiliate in violation of the Federal Securities Laws; (c) the affiliate will not sell or in any way reduce his risk relative to any OSWE common stock received pursuant to this Agreement until such time as financial results covering at least 30 days of post-closing date combined operations shall have been published by OSWE on SEC Form 10-Q or otherwise; and (d) the affiliate acknowledges that OSWE is under no obligation to register the sale, transfer, or the disposition of OSWE common stock by the affiliate or to take any action necessary in order to make an exemption from registration available to the affiliate, but understands that OSWE will satisfy the public information requirements of Rules 144 and 145 during the three-year period following the Closing Date.

         (4) Securities Laws Compliance. Each NON-U.S. citizen who is a shareholder of CAT shall sign an Exchange Agreement as contained on Schedule A.

         (5) Each U.S. citizen shareholder of CAT shall sign an Exchange Agreement as contained on Schedule B.

         7.7 OSWE shall furnish CAT with a certified copy of a resolution or resolutions duly adopted by the Board of Directors of OSWE, approving this Agreement and the transactions contemplated by it.

                                  ARTICLE VIII

                           Termination and Abandonment

         8.1 Anything contained in this Agreement to the contrary notwithstanding, the Agreement may be terminated and abandoned at any time (whether before or after the approval and adoption thereof by the shareholders of CAT) prior to the Effective Date:

                    (a) By mutual consent of CAT and OSWE; (b) By CAT, or OSWE, if any condition set forth in Article VII relating to the other party has not been met or has not been waived;

                    (c) By CAT, or OSWE, if any suit, action or other proceeding shall be pending or threatened by the federal or a state government before any court or governmental agency, in which it is sought to restrain, prohibit or otherwise affect the consummation of the transactions contemplated hereby;

                    (d) By any party, if there is discovered any material error,
                    misstatement   or  omission  in  the   representations   and
                    warranties of another party;

                    (e) By any party if the Agreement Effective Date is not within 30 days from the date hereof; or

                    (f) CAT shall have the right to assign this agreement to any other entity, at any time, subject to the due diligence terms herein.

         8.2 Any of the terms or conditions of this Agreement may be waived at any time by the party which is entitled to the benefit thereof, by action taken by its Board of Directors provided; however, that such action shall be taken only if, in the judgment of the Board of Directors taking the action, such waiver will not have a materially adverse effect on the benefits intended under this Agreement to the party waiving such term or condition.

                                   ARTICLE IX

                        Termination of Representation and
                        Warranties and Certain Agreements

         9.1 The respective representations and warranties of the parties hereto shall expire with, and be terminated and extinguished by consummation of the Agreement; provided, however, that the covenants and agreements of the parties hereto shall survive in accordance with their terms.

                                    ARTICLE X

                                  Miscellaneous

         10.1 This Agreement embodies the entire agreement between the parties, and there have been and are no agreements, representations or warranties among the parties other than those set forth herein or those provided for herein.

         10.2 To facilitate the execution of this Agreement, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one instrument. Counterparts shall include the execution of the Exchange Agreement and Representations by all shareholders.

         10.3 All parties to this Agreement agree that if it becomes necessary or desirable to execute further instruments or to make such other assurances as are deemed necessary, the party requested to do so will use its best efforts to provide such executed instruments or do all things necessary or proper to carry out the purpose of this Agreement.

         10.4 This Agreement may be amended upon approval of the Board of Directors of each party provided that the shares issuable hereunder shall not be amended without approval of the requisite shareholders of CAT.

         10.5 Any notices, requests, or other communications required or permitted hereunder shall be delivered personally or sent by overnight courier service, fees prepaid, addressed as follows:

To CANARAB TECHNOLOGY LIMITED:

         Suite 1020, Montreal Trust Centre
         510 Burrard Street
         Vancouver, BC
         V6C 3A8

To The Ohio & Southwestern Energy Company:

         650 W. Georgia Street, Suite 450
         Vancouver, B.C.
         Canada V6B-4N8
or such other addresses as shall be furnished in writing by any party, and any such notice or communication shall be deemed to have been given as of the date received.

         10.6 No press release or public statement will be issued relating to the transactions contemplated by this Agreement without prior approval of CAT and OSWE. However, either CAT or OSWE may issue at any time any press release or other public statement it believes on the advice of its counsel it is obligated to issue to avoid liability under the law relating to disclosures, but the party issuing such press release or public statement shall make a reasonable effort to give the other party prior notice of and opportunity to participate in such release or statement.

10.7 Certain shares issued to Catherine Clark 2,475,000 shares and Bill Wittle (200,000 shares) (Ohio Escrow Shares) shall be held in escrow subject to a repurchase option at $.001 per share if the terms and conditions hereafter specified are not met as follows.

The Ohio Escrow Shares will be released from escrow to Catherine Clark and Bill Wittle, as outlined below, on a schedule that is based upon Strategic Profits Inc ("SPI"), (a Canadian British Columbia company majority controlled by Catherine Clarke), reaching a percentage of certain revenue generation projections as stated in the SPI pro forma financial statements attached as Schedule C to this Agreement and Plan of Reorganization.

                    (a) Ohio acknowledges that, i) SPI revenue projections are based upon a minimum funding of C$2,400,000 being provided to SPI in the first year at a rate of C$500,000 every three months for the first year of operation and ii) SPI revenue projections for years two, three and subsequent years assume SPI completing a major IPO financing at the minimum amount of C$15,000,000 by the third quarter of year two.

                    (b) Revenue of C$1,140,000 for year 1 releases 1/3 of the Ohio Escrow Shares.

                    (c) Revenue of C$6,700,000 for year 2 releases 1/3 of the Ohio Escrow Shares provided that funding is achieved as outlined in both 10.7(a)i and ii above. Should funding be provided as outlined in 10.7)(a)i only, revenue of $1,700,000 for year two releases 1/3 of Ohio Escrow Shares

                    (d) Revenue of C$10,800,000 for year 3 releases 1/3 of the Ohio Escrow shares provided that funding is achieved as outlined in both 10.7(a)i and ii above. Should funding be provided as outlined in 10.7)(a)i only, revenue of
                    C$1,700,000  for  year  three  releases  1/3 of Ohio  Escrow
                    Shares

                    (e) Any Ohio Escrow Shares not released in years 1 and 2, du to insufficient revenue being achieved, may be carried into the next subsequent year and released in that subsequent year provided that the required revenue for that subsequent year, as stated above, increases by the amount of revenue shortfall of the previous year.

                    (f) Should the funding rate as outlined in 10.7)(a)i not be achieved, the revenue generation projections as stated in section 10.7 (b), (c) and (d) of this LOI, will be reduced, and the Ohio escrow releases will be prorated to the amount of funding provided, such that the revenue necessary to release any 1/3 block of Ohio Escrow Shares will be calculated using the following formula, (funding achieved in first year divided by C$2,400,000 [funding required in first year to meet revenue projections] times the revenue figure for the year in question as stated in section 10.7 (a), (b) and (c), of this LOI.)

                    (g) Any Ohio Escrow Shares that have not been release from escrow at the end of the third year of operation may be released from escrow at the end of year 5 to the Catherine Clarke provided that SPI generates combined revenue of $20,000,000 in year 4 and 5. Ohio Escrow shares not released at the end of year five will be subject to repurchase under the Repurchase Option at $0.001 per share.

     10.8  Canarab  will  provide the  following  written  agreement at closing:
Strategic Profits, Inc. Purchase Option - Strategic Profits, Inc. shareholders will provide OSWE with an option to purchase the remaining 25% interest in Strategic Profits, Inc. by issuing an additional 5 million OSWE shares to the Strategic Profits, Inc. shareholders. The option will not be exercisable before three years from the date of signing a formal agreement unless otherwise mutually agreed by SPI and OSWE.

         IN WITNESS WHEREOF, the parties have set their hands and seals this 31st day of July, 2000.

                                 CANARAB TECHNOLOGY LIMITED


                                 By:      /s/ Abass Salih
                                        -------------------------
                                          Director

                                 Attest:  /s/ Abass Salih
                                        -------------------------
                                          Secretary

                                 The Ohio & Southwestern Energy Company

                                 By:      /s/ Ralph Shearing
                                        --------------------------
                                          President

                                 Attest:  /s/ Ralph Shearing
                                        --------------------------
                                          Secretary

CANARAB TECHNOLOGY LIMITED, SHAREHOLDERS (by signature below or pursuant to execution of the Exchange Agreement and Representations incorporating this Agreement by reference.)

---------------------------                   ---------------------------

---------------------------                   ---------------------------

---------------------------                   ---------------------------

---------------------------                   ---------------------------

---------------------------                   ---------------------------

---------------------------                   ---------------------------

                                   SCHEDULE A

                                    Affidavit

         I hereby certify under penalty of perjury that the following statements are true and correct as of the date hereof:

         Each NON-U.S. citizen (hereafter "Affiant"):

         (I) has been represented by such legal and tax counsel and others, each of whom has been personally selected by Affiant, as Affiant has found necessary to consult concerning this transaction, and any such representation has included an examination of applicable documents, and an analysis of all tax, financial, and securities law aspects. Affiant, his counsel and advisors, and such other persons with whom Affiant has found it necessary to consult, have sufficient knowledge and experience in business and financial matters to evaluate the above information, and the merits and risks of the share exchange contemplated by this Agreement, and to make an informed investment decision with respect thereto;

         (ii) is acquiring the OSWE Common Stock for Affiant's own account and not as a fiduciary for any other person and for investment purposes only and not with a view to or for the transfer, assignment, resale, or distribution thereof, in whole or in part. Affiant represents and warrants to OSWE, as of the date of this Agreement, that Affiant has no present plan or intention to sell such Stock in the United States at any predetermined time, and has made no predetermined arrangements to sell the OSWE Common Stock. Affiant covenants that neither Affiant nor its affiliates nor any person acting on its or their behalf has entered into, has the intention of entering into, or will enter into any hedging transactions, put option, short position or other similar instrument, contract, arrangements or position with respect to the OSWE Common Stock any time until the end of the Distribution Compliance period, as hereinafter defined. Affiant understands the meaning and legal consequences of the foregoing representations and warranties;

         (iii) understands that the OSWE Common Stock has not been registered under the Securities Act nor pursuant to the provisions of the securities or other laws of any applicable jurisdictions and such Stock is being offered and sold pursuant to Regulation S based in part upon the representations of Affiant contained herein. Affiant further understands that the OSWE Common Stock cannot be sold, assigned, pledged, transformed or otherwise disposed of unless such shares are registered or an exemption from registration is available, and that the OSWE Common Stock will bear a restrictive legend to that effect;

         (iv) represents and warrants to OSWE that (i) the Affiant is not a U.S. person ("U.S. person") as that term is defined in Rule 902(k) of Regulation S and which definition includes, without limitation, a corporation or partnership that is organized under the laws of a jurisdiction other than the United States if it is formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it was organized or incorporated, and is owned, by accredited investors (as defined in Rule 501(a) of Regulation D under the Act) who are not natural persons, estates or trusts;
(ii) the OSWE Common Stock is not offered to the Affiant in the United States and at the time of execution of this Agreement and the time of any offer to the Affiant to purchase the OSWE Common Stock hereunder, the Affiant was physically outside the United States; (iii) the Affiant is acquiring the OSWE Common Stock for its own account and not on behalf of or for the benefit of any U.S. person and the sale and resale of the OSWE Common Stock has not been prearranged with any U.S. person or buyer in the United States; (iv) the Affiant agrees that no offers and sales of the OSWE Common Stock prior to the expiration of a period commencing on the Closing Date and ending one (1) year thereafter (the "Distribution Compliance Period") shall be made to U.S. persons or for the account or benefit of

U.S. persons and shall otherwise be made in compliance with the provisions of Regulation S; and (v) Affiant is not an underwriter, dealer, distributor or other person who is participating, pursuant to contractual arrangement, in the distribution of the OSWE Common Stock offered or sold in reliance on Regulation S.

         (v) understands and acknowledges that an investment in the OSWE Common Stock involves a high degree of risk. Affiant acknowledges that there are limitations on the liquidity of the OSWE Common Stock. The Affiant represents that the Affiant is able to bear the economic risk of an investment in the OSWE Common Stock, including a possible total loss of investment. In making this statement the Affiant hereby represents and warrants to OSWE that the Affiant has adequate means of providing for the Affiant's current needs and contingencies; that Affiant is able to afford to hold the OSWE Common Stock for an indefinite period; and that Affiant has such knowledge and experience in financial and business matters that the Affiant is capable of evaluating the merits and risks of the investment in the OSWE Common Stock. Further, the Affiant represents, as of the date of signing this Agreement, that the Affiant has no present need for liquidity in the OSWE Common Stock and the Affiant is willing to accept such investment risks;

         (vi) understands that no United States federal or state agency, or similar agency of any other country, has reviewed, approved, passed upon or made any recommendation or endorsement of OSWE or the OSWE Common Stock;

         (vii) acknowledges that to such Affiant's knowledge, without any independent investigation, neither OSWE, nor any person acting for OSWE, has conducted any directed selling efforts in the United States as the term "directed selling efforts" is defined in Rule 902(c) of Regulation S, which in general means, any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the OSWE Common Stock being offered in reliance on Regulation S. Such activity includes, without limitation, the mailing of printed material to investors residing in the United States, the holding of promotional seminars in the United States, and the placement of advertisements with radio or television stations broadcasting in the United States or in publications with a general circulation in the United States, that refers to the offering of the OSWE Common Stock in reliance on Regulation S;

         (viii) knows of no public solicitation or advertisement of an offer in connection with the proposed issuance and sale of the OSWE Common Stock;

         (ix) covenants that he, she or it will not knowingly make any sale, transfer or other disposition of the OSWE Common Stock in violation of the Act (including Regulation S), the Exchange Act, any applicable state acts or the rules and regulations of the Commission or of any state securities commission or similar state authorities promulgated under any of the foregoing; and

         (x) OSWE has made available to Affiant, Affiant's counsel and advisors, prior to the date hereof, the opportunity to ask questions of, and to receive answers from, OSWE and its representatives, concerning the terms and conditions of the exchange of the OSWE Common Stock for the Canarab Shares and access to obtain any information, documents, financial statements, records and books (A) relative to OSWE, the business and an investment in OSWE, and (B) necessary to verify the accuracy of any information furnished to Affiant. All materials and information requested by Affiant, Affiant's counsel and advisors, or others representing such Affiant, including any information requested to verify any information furnished to Affiant, have been made available and examined.


                                          -----------------------------------
                                           SHAREHOLDER/AFFIANT

                                  EXHIBIT 10.2

                           CANTECH TECHNOLOGY LIMITED

Catherine Clark                                                    June 21, 2000
Strategic Profits, Inc.
400 - 601 West Broadway
Vancouver, B.C., V5Z 4C2

          LETTER OF INTENT OUTLINING THE PURCHASE OF CERTAIN INTERESTS
                  IN STRATEGIC PROFITS INC., DOING BUSINESS AS
                            COMMUNITYSTOREFRONTS.COM

This Letter of Intent ("LOI") outlines the basic terms and conditions of an agreement between Strategic Profits Inc. ("SPI") and Cantech Technology Limited, ("Cantech"). This LOA replaces the June 14, 2000 LOA entered into by SPI and Cantech and the June 14, 2000 LOA is mutually agreed to be canceled and terminated. This LOA will be binding upon the respective parties under the terms and conditions outlined below. All parties acknowledge and agree that more detailed and definitive agreements will be necessary in order to complete the transactions contemplated under this LOA.

Basic Terms

1) Cantech will purchase a 40% interest in SPI by SPI issuing common escrow shares, (the "SPI Escrow Shares") equal to 40% of the total issued and outstanding shares of SPI, in exchange for Cantech issuing 2,600,000 common escrow shares of Cantech, (the "Cantech Escrow Shares"). The SPI Escrow Shares will be released from escrow under certain conditions as outlined below in section 4, of this LOA. The Cantech Escrow Shares will be released from escrow under certain conditions as outlined below in section 5, of this LOA.

2) SPI Share Purchase Option 1 - SPI shall grant to Cantec the option to purchase up to an additional 35% of SPI for compensation of up to 2,400,000 shares of Cantech. This option may be exercised in whole or in part by Cantech, at any time after the minimum funding of $200,000 has been arranged for SPI, as contemplated below in section 4(e) of this LOA. Any shares realized to either SPI or Cantech as a result of Cantech exercising the option herein, will be added to and becom part of either, the SPI Escrow Shares or the Cantech Escrow Shares, as the case may be.

3) If at any time Cantech's ownership in SPI increases to 50% or more as a result of the exercise of the SPI Share Purchase Option the SPI shareholders will maintain voting control over that portion of the SPI Escrow Shares that is in excess of 49% of the total issued and outstanding shares of SPI. In other words, Cantech will maintain voting control on that portion of the SPI escrow shares equal t 49% of the total issued and outstanding shares of SPI and SPI will hold voting control of a minimum of 51% of the total issued and outstanding shares of SPI. Beneficial ownership of the SPI escrow shares will be to Cantech and full voting control will pass to Cantech after three years from the date of this LOA, provided that all of the SPI Escrow Shares have been released from escrow as outlined in section 4, of this LOA.

4) SPI Escrow Shares The SPI Escrow Shares will be released to Cantech out of escrow on a schedule based upon certain financial commitments of Cantech t provide funding from any source, to SPI as outlined below.

         (a) First $400,000 of funding results in (1/6th X 0.75) of SPI Escrow Shares released from escrow.

         (b) Next $400,000 of funding results in (1/6th X 0.75) of SPI Escrow Shares released from escrow.

         (c) Each subsequent $400,000 of funding provided will result in an additional (1/6th X 0.75) of SPI Escrow Shares released from escrow such that upon a total of $2,400,000 of funding being provided to SPI, all of the SPI Escrow Shares will have been released to Cantech, assuming Cantech elects to fully exercise the SPI Share Purchase Option 1.

         (d) The voting control maintained by SPI shareholders over that portion of the SPI Escrow Shares as outlined in section 3 above, will cease only upon both the following two conditions being met, 1) the full $2,400,000 funding as contemplated in section 4) a, b and c, has been provided to SPI and 2) three years have passed from the date that the first funds are provided to SPI in an amount not less that $200,000.

         (e) Should Cantech be unable to secure minimum funding of $200,000 for SPI before the November 30, 2000 than this LOA will terminate without any rights or obligations surviving to any party to this LOA.

SPI will use funding provided for its business development as outlined in its business plan, dated April 1, 2000 (the "SPI Business Plan").

5) The Cantech Escrow Shares will be released from escrow to the SPI shareholders, as outlined below, on a schedule that is based upon SPI reaching a percentage of certain revenue generation projections as stated the SPI Business Plan.

          (a) Cantech acknowledges that, i) SPI revenue projections are based upon a minimum funding of $2,400,000 being provided to SPI in the first year at a rate of $500,000 every three months for the first year of operation and ii) SPI revenue projections for years two, three and subsequent years assume SPI completing a major IPO financing at the minimum amount of C$15,000,000 by the third quarter of year two.

          (b) Revenue of $1,140,000 for year 1 releases 1/3 of the Cantech Escrow Shares.

          (c) Revenue of $6,700,000 for year 2 releases 1/3 of the Cantech Escrow Shares provided that funding is achieved as outlined in both
          5)(a)i and ii above. Should funding be provided as outlined in 5)(a)i only, revenue of $1,700,000 for year two releases 1/3 of Cantech Escrow Shares

          (d) Revenue of $10,800,000 for year 3 releases 1/3 of the Cantech Escrow shares provided that funding is achieved as outlined in both
          5)(a)i and ii above. Should funding be provided as outlined in 5)(a)i only, revenue of $1,700,000 for year three releases 1/3 of Cantech Escrow Shares

          (e) Any Cantech Escrow Shares not released in years 1 and 2, due to insufficient revenue being achieved, may be carried into the next subsequent year and released in that subsequent year provided that the required revenue for that subsequent year, as stated above, increases by the amount of revenue shortfall of the previous year.

          (f) Should the funding rate as outlined in 5)(a)i not be achieved, the revenue generation projections as stated in section 5 (b), (c) and (d) of this LOA, will be reduced, and the Cantech escrow releases will be prorated to the amount of funding provided, such that the revenue necessary to release any 1/3 block of Cantech Escrow Shares will be calculated using the following formula, (funding achieved in first year divided by $2,400,000 [funding required in first year to meet revenue projections] times the revenue figure for the year in question as stated in section 5 (a), (b) and (c), of this LOA.)

          (g) Any Cantech Escrow Shares that have not been release from escrow at the end of the third year of operation may be released from escrow at the end of year 5 to the SPI shareholders provided that SPI generates combined revenue of

          $20,000,000 in year 4 and 5. Cantech Escrow shares not released at the end of year five will be return to the Cantech and cancelled.

6) First Right of Refusal - SPI shareholders shall grant to Cantech a right of first refusal on the remaining unencumbered 25% interest of SPI such that, if the SPI shareholders elect to accept any bonafide offer to sell, pledge, or encumbers the said 25% SPI interest or any portion thereof, such offer will first be presented to Cantech and Cantech will have 30 days to match any such offer and thereby acquire the remaining 25% interest, or any portion thereof.

7) Ohio and Southwestern Energy Corporation ("Ohio") Reorganization - Cantech intends to source potential financing for SPI in the USA. In order to facilitate any potential financing from the USA, Cantech intends to offer the interest that it is purchasing is SPI, both the direct interest and the option interest as outlined above to Ohio. Any such offer will be structured such that SPI shareholders will receive an equivalent number of shares of Ohio that they will own in Cantech. All escrow conditions will remain in effect and will pass to Ohio such that any Ohio shares issued in exchange for escrow shares will inherit the same escrow conditions.

8) Financing Sources From Canada - If Cantech sources funding for SPI from Canada, the USA registered public company Ohio may not be a suitable candidate for the Cantech reorganization. In that case all parties to this LOA agree that all terms and conditions of this LOA will remain in full force and effect and Cantech will seek a share exchange or merger with a Canadian public company in order to access funding to develop the long term business objectives of SPI and Cantech.

9)       Board representation

         (a) Upon concluding the formal agreements contemplated under this LOA, SPI shall elect a Cantech nominee(s) to the SPI board of directors and Cantech will elect a SPI nominee(s) to the Cantech board of directors such that in both cases the newly elected board member(s) will comprise 1/3 of the members of the respective board.

         (b) Upon Cantech funding, either directly or indirectly, the $2.4 million contemplated in this LOA, SPI shall elect an additional Cantech nominee(s) to the SPI board of directors such that Cantech nominee's will comprise 50% of the members of the board of directors of SPI. In case of a tie vote on any matter being voted before the board, the chairperson will have an additional tie- breaking vote and will also be a SPI nominee.

The above terms and conditions are acknowledged and agreed to by Strategic Profits Inc. and Cantech Technology Limited as evidenced by their respective officers signatures presented below;

     Strategic Profits Inc.

     /s/ Catherine  W. Clarke                             June 21, 2000
     President


Cantech Technology Limited

        /s/ Ralph Shearing
        Ralph Shearing
        President                                         June 21, 2000

         IN WITNESS WHEREOF, the parties have set their hands and seals this 31st day of July, 2000.

                          CANARAB TECHOLOGY LIMITED
                          By: /s/ Abass Salih
                              --------------------------
                                   Director

                          Attest: /s/ Abass Salih
                                 -----------------------
                                      Secretary

                            THE OHIO & SOUTHWESTERN ENERGY COMPANY

                          By /s/ Ralph Shearing
                             ----------------------------
                                  President

                          Attest: /s/ Ralph Shearing
                                 ------------------------
                                  Secretary